UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 26, 2011

(Date of earliest event reported)

AMERILITHIUM CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-155059	61-1604254
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

871 Coronado Center Dr.
Ste. 200
Henderson, Nevada	89052
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code (702) 583-7790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

On October 26, 2011, the registrant entered into a geophysical services agreement with Zonge International, Inc. relating to the registrant’s Clayton Deep project.

Zonge shall conduct a CSAMT survey on Clayton Deep.  The total cost of the survey shall not exceed $38,950 without the written approval of the registrant.

On October 26, 2011, the registrant entered into a geophysical services agreement with Zonge International, Inc. relating to the registrant’s Fully Monty project.

Zonge shall conduct a CSAMT survey on Full Monty.  The total cost of the survey shall not exceed $59,500 without the written approval of the registrant.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

Description

10.1  Geophysical Services Agreement by and between the registrant and Zonge International, Inc. relating to Clayton Deep

10.2  Geophysical Services Agreement by and between the registrant and Zonge International, Inc. relating to Full Monty

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 3, 2011

AMERILITHIUM CORP.

By:

/s/ MATTHEW WORRALL

Matthew Worrall

Chief Executive Officer